UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
March 7, 2022
Date of Report (Date of earliest event reported)

Commission File Number	Name of Registrant; State or Other Jurisdiction of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number

001-16169	EXELON CORPORATION	23-2990190
(a Pennsylvania corporation) 10 South Dearborn Street P.O. Box 805379 Chicago, Illinois 60680-5379 (800) 483-3220

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
EXELON CORPORATION
Common Stock, without par value	EXC	The Nasdaq Stock Market LLC

Indicate by check mark whether any of the registrants are emerging growth companies as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if any of the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 – Registrant’s Business and Operations
Item 1.01. Entry into a Material Definitive Agreement

On March 7, 2022, Exelon Corporation (the “Company”) issued and sold $2.0 billion in aggregate principal amount of notes consisting of $650 million of its 2.750% notes due 2027 (the “2027 Notes”), $650 million of its 3.350% notes due 2032 (the “2032 Notes”) and $700 million of its 4.100% notes due 2052 (the “2052 Notes” and, collectively with the 2027 Notes and the 2032 Notes, the “Notes”). The Notes were offered in the United States to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States to non-U.S. persons in reliance on Regulation S under the Securities Act. The Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements. This report does not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale of any securities in any jurisdiction in which such offer, solicitation or sale would be unlawful. See Item 2.03 below for a description of the Notes and related agreements.

Section 2 – Financial Information
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On March 7, 2022, the Company issued and sold $2.0 billion in aggregate principal amount of Notes. The Notes were issued under an indenture, dated as of June 11, 2015 (the “Base Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee, as amended and supplemented by the Fifth Supplemental Indenture, dated as of March 7, 2022 (the “Fifth Supplemental Indenture”). The Base Indenture is filed as Exhibit 4.1 to this Form 8-K and the Fifth Supplemental Indenture is filed as Exhibit 4.2 to this Form 8-K and are each incorporated herein by reference.

A portion of the net proceeds from the sale of the Notes, together with available cash balances, will be used to repay at maturity the Company’s $1.15 billion of 3.497% Junior Subordinated Notes due June 1, 2022. The remainder of the net proceeds will be used for general corporate purposes.

The 2027 Notes will pay interest at the fixed rate of 2.750% per annum, the 2032 Notes will pay interest at the fixed rate of 3.350% per annum, and the 2052 Notes will pay interest at the fixed rate of 4.100% per annum. Interest on the Notes will be payable semi-annually on March 15 and September 15 of each year, beginning on September 15, 2022. The 2027 Notes will mature on March 15, 2027, the 2032 Notes will mature on March 15, 2032, and the 2052 Notes will mature on March 15, 2052.

In connection with the issuance and sale of the Notes, the Company has agreed to enter into a Registration Rights Agreement (the “Registration Rights Agreement”) with the representatives of the initial purchasers of the Notes and other parties named therein. Pursuant to the Registration Rights Agreement, the Company will be obligated to file a registration statement with respect to an offer to exchange the Notes for substantially similar notes of the Company that are registered under the Securities Act or, in certain circumstances, register the resale of the Notes. The registered exchange notes, if and when issued, will have terms identical in all material respects to the Notes, except that their issuance will have been registered under the Securities Act.

A copy of the Registration Rights Agreement dated March 7, 2022 among the Company, Barclays Capital Inc., BofA Securities, Inc., Citigroup Global Markets, Inc. and J.P. Morgan Securities LLC, as representatives of the several initial purchasers named therein, is filed as Exhibit 1.1 to this Form 8-K.

Section 9 - Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description
1.1
Registration Rights Agreement dated March 7, 2022 among Exelon Corporation, Barclays Capital Inc., BofA Securities, Inc., Citigroup Global Markets, Inc. and J.P. Morgan Securities LLC, as representatives of the several initial purchasers named therein

4.1	Indenture, dated as of June 11, 2015, among Exelon Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee (file no. 1-16169, Form 8-K dated June 11, 2015, Exhibit 4.1)
4.2	Fifth Supplemental Indenture, dated as of March 7, 2022, among Exelon Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee.
101	Cover Page Interactive Data File – the cover page XBRL tabs are embedded within the Inline XBRL document
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL

* * * * *
This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. Words such as “could,” “may,” “expects,” “anticipates,” “will,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “predicts,” and variations on such words, and similar expressions that reflect our current views with respect to future events and operational, economic, and financial performance, are intended to identify such forward-looking statements.

The factors that could cause actual results to differ materially from the forward-looking statements made by Exelon include those factors discussed herein as well as the items discussed in (1) Exelon’s 2021 Annual Report on Form 10-K in (a) Part I, ITEM 1A. Risk Factors, (b) Part II, ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and (c) Part II, ITEM 8. Financial Statements and Supplementary Data: Note 19, Commitments and Contingencies and (2) other factors discussed in Exelon’s filings with the Securities and Exchange Commission.

Investors are cautioned not to place undue reliance on these forward-looking statements, whether written or oral, which apply only as of the date of this Current Report on Form 8-K. Exelon undertakes no obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELON CORPORATION

/s/ Joseph Nigro
Joseph Nigro
Senior Executive Vice President and Chief Financial Officer
Exelon Corporation

March 7, 2022

EXHIBIT INDEX

Exhibit No.	Description
1.1
Registration Rights Agreement dated March 7, 2022 among Exelon Corporation, Barclays Capital Inc., BofA Securities, Inc., Citigroup Global Markets, Inc. and J.P. Morgan Securities LLC, as representatives of the several initial purchasers named therein

4.1	Indenture, dated as of June 11, 2015, among Exelon Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee (file no. 1-16169, Form 8-K dated June 11, 2015, Exhibit 4.1)
4.2	Fifth Supplemental Indenture, dated as of March 7, 2022, among Exelon Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee.
101	Cover Page Interactive Data File – the cover page XBRL tabs are embedded within the Inline XBRL document
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL